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                                                                    Exhibit 23.1

                              ARTHUR ANDERSEN LLP



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Board of Directors and
Stockholders of Prime Hospitality Corp.:

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 28, 1997, included in the Company's Form 10-K for the year ended December 31, 1996, and to all references to our firm included in this Registration Statement.


                                      ARTHUR ANDERSEN LLP

                                      /s/ Arthur Andersen LLP


Roseland, New Jersey
January 28, 1998